NORANDA ALUMINUM HOLDING CORPORATION—NOVEMBER 2010 Exhibit 99.1

Mr. Mahoney was appointed Chief Financial Officer in May
2009
Mr. Mahoney has over 23 years of cyclical industry
experience in senior financial management positions for
semiconductor and electrical components companies
including Hi-P International Limited and Molex Inc.
Mr. Mahoney received a BA in Economics and History from
the University of Virginia and an MBA from the University
of Michigan
President
and
Chief Executive
Officer
Chief Financial
Officer
Robert B. Mahoney
Mr. Smith was appointed President, Chief Executive Officer
and Director in 2008
Mr. Smith has diverse leadership experience, including
various management assignments with The Dow Chemical
Company and positions as COO of Resolution
Performance Products and CEO of Covalence Specialty
Materials
Mr. Smith holds a BA in Chemistry and an MBA from
Harvard University
Layle “Kip” Smith

Forward Looking Statements
The following information contains, or may be deemed to contain,
"forward-looking statements" (as defined in the U.S. Private Securities
Litigation Reform Act of 1995).  By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  The future results of the issuer may vary from the results expressed in, or implied by, the following forward looking statements, possibly to a material degree.  For a discussion of some of the important factors that could cause the issuer's results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our filings with the SEC, including our annual report on Form 10-K.

Downstream Business
Downstream Business
Annual Capacity:  495mm lbs (2)
St. Ann   Bauxite
Mine
New Madrid
Aluminum
Smelter
Newport
Rolling Mills
Salisbury
Rolling Mills
East
Mill
West
Mill
Huntingdon
Rolling Mills
Bauxite
Discovery Bay,
Jamaica
4.5mm Mt
Alumina
Gramercy, LA
1.2mm Mt
Aluminum
Primary  Metal
New Madrid, MO
263k Mt (580mm lbs)
Fin stock (HVAC) and Auto, Semi-Rigid Container Stock, Flexible
Packaging, Transformer Windings
Huntingdon, TN
Huntingdon West
235mm lbs (2)
Huntingdon East
130mm lbs
Newport, AR
35mm lbs (2)
Salisbury, NC
95mm lbs (2)
Products:
Location:
Annual
Capacity:
Upstream Business
Upstream Business
Annual Capacity: 580mm lbs
YTD 2010 Cash Cost is $0.71
2009 Cash Cost at Full Production: $0.72 / lb (1)
Gramercy Refinery
Revenue
Drivers:
Volume & LME Residential construction / remodeling, packaging, U.S. consumer
_______________________
(1) We estimate that due to lost production volume in 2009 from the smelter outage, which caused lost efficiency and fixed cost absorption, our upstream cash cost of primary aluminum for FYE 2009 of $0.77 per poundwas negatively impacted by approximately $0.05 per pound.
(2) Maximum capacity, with actual capacity depending upon production mix.
Noranda’s Integrated Footprint

Key Messages
• Aluminum’s fundamentals support long
term demand growth
• Noranda is a pure aluminum play
o
We are highly leveraged to the LME
o
We are fully integrated, from bauxite
to aluminum foil
o
We choose to manage with a
passionate focus on productivity
o
We have a value-added growth
strategy
Demonstrated Ability to Create Value
• During the 2008/2009 downturn, we
o
Lowered our cost of producing a
pound of primary aluminum
o
Generated cash
o
Decreased our safety incidents
o
Decreased our debt
o
Increased our share of demand in key
product segments
• We have produced solid post-IPO
results

Values Based, Performance-Driven
Favorable Industry Demand Dynamics
Solid Post-IPO Results
Multiple Levers for Creating Value

Noranda is well positioned to take advantage of demand growth and a recovery in Aluminum prices 6

FAVORABLE INDUSTRY DEMAND DYNAMICS

1.20
1.15
1.10
1.05
1.00
0.95
0.90
2010
2011
2012
2013
CRU
Harbor*
Fwd

Global aluminum demand is expected to
continue to grow
o Global economic growth
o Higher standards of living and increased
demand from emerging markets
• Substitution from other metals such as copper
o CRU: Copper to aluminum price ratio has “hit
new highs in recent months and is set to widen
further in 2011”
o Gains are occurring in wire and cable and bus-
bars, heat transfer applications, commercial
heat exchanger applications
• Aluminum is highly correlated with
o GDP growth
o Rapid urbanization
o Increasing environmental consciousness
Beta to Global GDP (30 Years)
Aluminum Consumption Growth vs.
Global GDP Growth since 1976
2.4
2.3
1.6
1.0
0.0
1.0
2.0
3.0
Aluminum Nickel Copper Zinc

* Source: Harbor Intelligence; 5 Ali analysts most accurate from 2001 through 2009
We Hold a Positive Outlook For Aluminum
Forecasts of Average Annual LME
We see stable demand, at prices sufficient to support value creation

Values Based, Performance Driven
Favorable Industry Demand Dynamics
Solid Post-IPO Results
Multiple Levers for Creating Value

Though we can’t control the LME, we exercise significant control and influence over the basic drivers of our success 8

The integration of our Upstream Business is
the cornerstone to our strategy and
sustainability
– Significant Operating Leverage to LME
Integration provides for a more stable cost base
relative to non-integrated producers whose margins
may be eroded by rising input costs that are
correlated to LME
Third party sales of excess raw materials (e.g.,
bauxite and alumina) enhance our leverage to LME
– Low Cost & Operating Flexibility
Expanded portfolio of opportunities to drive cost out
and increase productivity and sales
– Secure Supply
For our smelter and refinery, we have the ability to
provide over 100% of our alumina and bauxite needs
Vertically Integrated Upstream Business
Primary
Aluminum
Alumina
Noranda
Bauxite
Mine
Noranda
Alumina
Refinery
New Madrid
Primary Aluminum
Smelter
Bauxite
Integration drives leverage to LME, secure supply and expanded cost-cutting opportunities

MULTIPLE LEVERS FOR CREATING VALUE

Pounds in millions
800
600
400
200
0
562
231
158
146
579
213
136
214
315
115
111
74
408
131.8
98.9
167.3
2007
2008
2009(3)
YTD 2010 as of 9/30/10
Total
Billet
Foundry
Rod

New Madrid Smelter Has Returned to Full Operations
•
At full capacity, New Madrid is 15% of U.S.
primary aluminum production
(1)
•
Despite low capacity utilization, 2009 cash cost
was $0.77/lb vs. $0.81/lb in 2008
•
CRU ranked us near the midpoint of the 2009
global smelter power cost curve
•
We estimate that, at full production, 2009 cash
cost would have been $0.72/lb
(2)
YTD 2010 cash cost is $0.71/lb
We Are Focused on Cost Competitive Power
• AmerenUE—Missouri’s largest electric utility
provides electricity to New Madrid
• New Madrid Contract Terms; Expires in 2020,
with renewal options and notice periods; No
"Take or Pay" provisions (except 5 MW)
• Noranda is its own ratepayer class
• Rate History—Proactively managed our rates
since the divestiture from Xstrata. Most recent
rate case had no impact to Noranda
• Rate Outlook—In July 2010, AmerenUE filed a
rate case.  Time for a rate case to be decided by
the MoPSC is eleven months
_______________________
(1) CRU Aluminum Quarterly, October 2010
(2) Lost efficiency and fixed cost absorption, impacted our upstream cash cost of primary aluminum for FYE 2009 of $0.77 per pound by an estimated $0.05 per pound
(3) Reflects impact of 2009 smelter outage due to January 2009 ice storm.
Cost effective New Madrid smelter is leveraged to aluminum prices
Production Volume 2006 to 2009 Strategic Drivers Enable Leverage to the LME
•
Grow production and value-added sales
•
CORE productivity
o
Re-launched New Madrid capacity expansion,
adding 35 million pounds by 2013
•
Drive cost independence from LME
o
Neither alumina supply nor power contract is tied
to the LME price
•
According to CRU estimates, smelter expected to be
in 2nd quartile globally for 2010

• Low cost Production
o
Huntingdon West is the lowest conversion
cost foil mill in North America according to
CRU
o
CORE Productivity
o
Footprint efficiency
• Flexibility
o
Provides more stable source of free cash
flow
o
Maintenance capital expenditures average
25% of EBITDA
o
Historically, 10-30% of metal consumed by
flat rolled products segment is purchased
from New Madrid, but inter-company
volume can be varied based on market
conditions
• Focused Growth
o
Grow with key customers to “Win with
Winners”
o
Increase share of demand in 2009
o
Top 10 customers 56% of sales in 2009
•
HVAC fin stock
•
Container
•
Transformer winding
•
Foil products
•
Light gauge sheet
Low Cost, Leading – Rolling Mill Operations Four Rolling Mills in Three States
Products
Huntingdon, TN
2 plants, East and West
Started 1967 & 2000
Max. East capacity: 130mm lbs (1)
Max. West capacity: 235mm lbs (1)
Salisbury, NC
Started 1965
Max. Capacity:95mm lbs (1)
Newport, AR
Started 1951
Max. Capacity:
35mm lbs (1)
Downstream Segment is a stable free cash flow generator

(1) Maximum capacity, with actual capacity depending upon production mix.

MULTIPLE LEVERS FOR CREATING VALUE

($ in millions)
$1.3
$8.1
$15.5
$21.1
$11.8
Flat-Rolled
Primary
Bauxite
Alumina
Corporate

Capex, 19.6%
EBITDA, 80.4%
% by type

YTD 2010 CORE Savings by Location
YTD 2010 CORE Savings
by Type
Strong Record of Productivity

• CORE– Noranda’s comprehensive
productivity program
• Fundamental to our integrated strategy
• Plan to generate $140 million of CORE
savings during the period from 2009 through
2011
Through September 2010, our results
reflect nearly $58 million in CORE
productivity savings
Cumulative ’09, ’10 total is $101 million
• CORE will continue to be a key focus in 2011
as we expect to see inflation, particularly in
carbon and caustic soda

Track Record of Growth
•
Noranda has several avenues through which to pursue growth
o
Capital Investment
Invested over $410 million in our assets since 2003
o
Debottlenecking
Increased primary aluminum production capacity by 37m lbs in 5 years
Re-launched New Madrid capacity expansion, adding 35 million pounds by 2013
Will complete St. Ann dredging project in 1Q of 2011
o
Increase share of demand
During economic downturn, gained share in key upstream (rod) and downstream (foil, finstock) product segments
In 2010, gained share in billet
o
Acquisitions and Acquisition-related growth
Purchased and consolidated the bauxite and alumina joint venture
Long position in bauxite and alumina allows for commercial sale.
Success with major customers
Noranda continues to evaluate acquisition based growth opportunities
Growth offers new opportunities to leverage a CORE competency – CORE productivity

MULTIPLE LEVERS FOR CREATING VALUE

$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,152
$944
$554
$533
Jun-07
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Term B
AcquisitionCo
HoldCo
Revolver

Debt Balances Trend
Free Cash Flow Generation
• From January 2009 through IPO –
Repurchased or repaid $439 million of debt,
primarily through proceeds of terminated
aluminum hedges
• IPO – Used $83 million IPO Proceeds and
$96 million from terminating remaining
aluminum hedges to purchase or repay $176
million of debt
• 3Q-10—Used operating cash flow to
repurchase $21 million of debt
We Have Deleveraged Substantially
Deleveraging is a part of our portfolio of growth and value creation opportunities
-$75
$0
$75
$150
$225
2H 07 1H 08 2H 08 1H 09 2H 09 1H 10

Values Based, Performance-Driven
Favorable Industry Demand Dynamics
Solid Post-IPO Results
Multiple Levers for Creating Value

Post-IPO, we’ve done the right things the right way, and we’ve achieved results 15

Third Quarter Highlights
•
Noranda produced solid 3Q results…
• Reported $25.2 million net income ($0.45 per share, diluted), which includes
$16.6 million ($0.29 per share) positive impact from hedge and debt repurchase gains
• Business units produced $38.9 million combined segment profit; Adjusted EBITDA was $33.0 million. 3Q reflects a full quarter of seasonal peak power rates
• CORE contributed $19.1 million in cost reduction and capital expenditure savings.
Year-to-date CORE savings are $57.7 million
• Grew share of demand in billet, with 15% 3Q growth and 33% YTD growth
• Another quarter of outstanding performance in flat rolled products segment, with
$14.4 million of segment profit
•
...despite lower LME and seasonal peak power rates
• Realized MWTP was $0.99 compared to $1.04 in 2Q-10
• Compared to 2Q-10, $0.77 integrated cash cost reflected seasonal peak power rates, fuel adjustment charge, and lower LME
• Production and shipping timing differences in July caused 4% decrease in primary aluminum shipments from 2Q-10
• New Madrid achieved record metal production in September

Third Quarter Highlights
•
We strengthened our balance sheet and preserved liquidity…
• Generated $31.0 million of operating cash flow; ending cash balances totaled
$33.0 million
• No outstanding borrowing on senior revolving credit facility; $215.2 million available capacity
• Repurchased $20.6 million AcquisitionCo notes, reducing total debt to $533.1 million
•
…while addressing key projects
• Completed renegotiation of Gramercy labor agreement
• Announced capacity expansion projects in New Madrid and Salisbury
• Initiated dredging project at St. Ann bauxite mine

SOLID POST-IPO PERFORMANCE

	3MOE 9/30/10 [1]		9MOE 9/30/10 [2]		2009 Normalized 9MOE 9/30 [3]	
Realized Midwest Transaction Price	$	0.99	$	1.02	$	1.06
Net integrated cash cost of primary aluminum [6]		0.77		0.71		0.69
Integrated upstream margin per pound [4]	$	0.22	$	0.31	$	0.37
Total primary aluminum shipments		140.7		408.0		580.0
Integrated upstream margin on cash cost	$	0.22	$	0.31	$	0.37
Integrated upstream segment profit [6]	$	30.3	$	123.5	$	217.0
Rolled products segment profit	$	14.4	$	40.2	$	35.0
Corporate expenses	$	(5.8)	$	(19.5)	$	(29.0)
Total segment profit	$	38.9	$	144.2	$	223.0
NatGas and Aluminum hedge settlements [5]		(5.8)	$	17.0		
Adjusted EBITDA	$	33.0	$	161.2		

[1] Reflects full quarter of peak power, $0.99 MWTP.

[2] Reflects operating NM at full production since Q2, and $1.02 MWTP.

[3] 2009 normalized based on operating NM at full production throughout year and $1.06 MWTP, converted to a nine-month amount based on seasonal peak power rate.

[4] Net of elimination of $0.1 million and $2.5 million intersegment margin for three and nine months ended September 30, 2010, respectively.

[5] For three months ended September 30, 2010, reflects $5.8 million payments on natural gas swaps. For nine months ended September 30, 2010, reflects $33.3 million receipts on aluminum hedges and $16.3 million payments on natural gas swaps.

[6] 9moe actual integrated cash cost affected by not operating smelter at capacity and by the impact on 3rd party alumina sales contribution from LME level below $1.

Note: Amounts may be affected by rounding.

Corporate Overview Upstream Business
• Seasonal peak power had $0.11 per pound total
impact on cash cost in 3Q, $.08 incremental to
2Q
• Record production in New Madrid in September
• Billet shipments growth ahead of industry
• Re-launched $38 million capital expansion to
increase New Madrid capacity by 35 million
pounds
• Dredging project to be completed during 1Q-11,
removing volume constraint and reducing
shipping costs
Flat Rolled Products Business
We see stable demand, at prices sufficient to support value creation
• $14.4 million 3Q segment profit reflects
continued strong performance in favorable
demand environment
• Performance driven by improve throughput and
by cost savings through CORE program

Values Based, Performance Driven
Favorable Industry Demand Dynamics
Solid Post-IPO Results
Multiple Levers for Creating Value

We have two #1 Priorities: Get the Results, and Do the Right Things the Right Way 19

VALUES BASED, PERFORMANCE DRIVEN
Two #1 Priorities
Sustainable Goals
Core Values
Get the Results
Do the Right Things the Right Way
Productivity
Grow Revenues
Cash & Financial Management
EH&S
Process Improvement
Employee Engagement
Individual Behaviors
Team Disciplines
Sustainable Relationships
Action oriented
Ethics and Values
Drive for results
Process Management
Safety Focus
Problem solving
Peer relationships
Priority setting
Managing through systems
Existing for Customers
Caring for Co-workers
Respecting Suppliers
Enriching Communities
Rewarding Investors

Noranda Mission 20

Experienced Management Team
•
Management has created significant shareholder value at Noranda
•
13 members of the executive team have an average of more than 21 years of experience in cyclical and commodity industries
o
Layle “Kip” Smith, President and Chief Executive
Officer,
has 25 years of leadership experience, including in
various management positions with The Dow Chemical Company, as COO of Resolution Performance Products and as
CEO of Covalence Specialty Materials
o
Kyle D. Lorentzen, Chief Operating
Officer,
has 20 years of experience in cyclical industries, including senior positions at Berry Plastics, Covalence Specialty Materials and Hexion’s Epoxy and Phenolics Division
o
Robert B. Mahoney, Chief Financial
Officer,
has over 23 years of cyclical industry experience in senior financial management positions for semiconductor and electrical components companies
o
Gail E. Lehman, Vice President & General
Counsel,
has 22 years of corporate law experience, having held senior roles at industrial companies Honeywell, Covalence Specialty Materials and Hawker Beechcraft
o
Scott Croft, President of Norandal USA,
Inc,
has 24 years of experience in the rolling mill business
o
Richard Lapine, Vice President of Sales &
Marketing,
has over 30 years of experience in Chemicals, Plastics and
Automotive segments as a former executive at The Dow Chemical Company
o
Charles Skoda, Vice President of Operations
Support,
has 9 years of experience in cyclical industries, including as an executive at Capital One, following a decorated career as an aviator in the U.S. Navy
o
Remaining executive team members bring strong experience and are experts in their functional areas

Values Based, Performance Driven
Favorable Industry Demand Dynamics
Solid Post-IPO Results
Multiple Levers for Creating Value

22

APPENDICES * * * * *

Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP financial measures. To the extent we discuss any non-GAAP financial measures on the earnings call, a reconciliation of each measure to the most directly comparable GAAP measure will be available the presentation slides filed as an Exhibit 99 to our Current Report on Form 8-K furnished to the SEC concurrent with the use of this presentation.
Certain covenants contained in our debt instruments, which restrict our ability to take certain actions and determine in part interest rates, we pay under our senior secured credit facilities, use Adjusted EBITDA. Under our debt instruments, “Adjusted EBITDA” means net income before taxes, net interest expense and depreciation and amortization, adjusted to eliminate related party management fees, certain charges resulting from the use of purchase accounting and specified other non-cash items of income or expense. Adjusted EBITDA is not a measure of financial performance under GAAP, and may not be comparable to similarly titled measures used by other companies in our industry. Adjusted EBITDA should not be considered in isolation from or as an alternative to net income, income from continuing operations, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. For example, Adjusted EBITDA excludes certain tax payments that may represent a reduction in cash available to us; does not reflect any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; does not reflect capital cash expenditures, future requirements for capital expenditures or contractual commitments; does not reflect changes in, or cash requirements for, our working capital needs; and does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our indebtedness.
Adjusted EBITDA also includes incremental stand-alone costs and adds back non-cash hedging gains and losses, and certain other non-cash charges that are deducted in calculating net income. However, these are expenses that may recur, vary greatly and are difficult to predict. In addition, certain of these expenses can represent the reduction of cash that could be used for other corporate purposes. You should not consider our Adjusted EBITDA as an alternative to operating or net income, determined in accordance with GAAP, as an indicator of our operating performance, or as an alternative to cash flows from operating activities, determined in accordance with GAAP, as an indicator of our cash flows or as a measure of liquidity.

APPENDICES

Adjusted EBITDA

	Twelve months ended December 31, 2009	Last twelve months ended September 30, 2010	Nine months ended September 30, 2009 (as adjusted)	Nine months ended September 30, 2010	Three months ended September 30, 2009 (as adjusted)	Three months ended September 30, 2010
	$	$	$	$	$	$
Net income (loss) for the period	101.4	(24.7)	158.1	32.0	125.9	25.2
Income tax expense	58.6	12.6	62.4	16.4	12.5	13.0
Interest expense, net	53.6	36.0	42.6	25.0	12.6	7.2
Depreciation and amortization	86.6	103.4	59.3	76.1	18.8	24.9
Joint Venture EBITDA[(a)]	8.0	—	8.0	—	0.7	—
LIFO adjustment[(b)]	26.0	1.1	25.2	0.3	16.4	0.7
LCM adjustment[(c)]	(43.4)	(10.3)	(35.4)	(2.3)	(20.0)	(11.7)
(Gain) loss on debt repurchase	(211.2)	(19.0)	(193.2)	(1.0)	(28.5)	(3.6)
New Madrid power outage[(d)]	(30.6)	—	(30.6)	—	(13.3)	—
Charges related to termination of derivatives	17.9	9.1	17.8	9.0	6.1	—
Non-cash hedging gains, net[(e)(g)]	(86.1)	(46.8)	(80.2)	(40.9)	1.1	(27.1)
Goodwill and other intangible asset impairment	108.0	65.0	43.0	—	—	—
Joint Venture impairment	80.3	—	80.3	—	—	—
Gain on business combination	(120.3)	—	(120.3)	—	(120.3)	—
Purchase accounting[(f)]	8.9	0.4	6.5	(2.0)	6.5	—
Other items, net[(h)]	40.6	64.0	25.2	48.6	9.0	4.4
Adjusted EBITDA	**98.3**	**190.8**	**68.7**	**161.2**	**27.5**	**33.0**

Non-GAAP Measure: Adjusted EBITDA 25

APPENDICES

The following table reconciles cash flow from operating activities to Adjusted EBITDA for the periods presented:

(in millions)	Twelve months ended December 31, 2009	Last twelve months ended September 30, 2010	Nine months ended September 30, 2009 (as adjusted)	Nine months ended September 30, 2010
	$	$	$	$
Cash flow from operating activities	220.4	239.9	230.4	249.9
Loss on disposal of property, plant and equipment	(9.3)	(5.4)	(7.3)	(3.4)
Gain on hedging activities	68.9	38.1	63.1	32.3
Settlements from hedge terminations, net	(120.8)	(165.7)	(119.7)	(164.6)
Insurance proceeds applied to capital expenditures	11.5	—	11.5	—
Equity in net income of investments in affiliates	0.7	—	0.7	—
Stock compensation expense	(1.5)	(4.6)	(1.1)	(4.2)
Changes in deferred charges and other assets	(0.8)	(0.5)	8.4	8.7
Changes in pension and other long-term liabilities	2.9	22.2	(32.0)	(12.7)
Changes in asset and liabilities, net	(21.2)	28.6	(18.0)	31.8
Income tax expense (benefit)	0.9	17.5	(16.6)	—
Interest expense, net	12.1	5.3	17.5	10.7
Joint Venture EBITDA[(a)]	8.0	—	8.0	—
LIFO adjustment[(b)]	26.0	1.1	25.2	0.3
LCM adjustment[(c)]	(43.4)	(10.3)	(35.4)	(2.3)
New Madrid power outage[(d)]	(30.6)	—	(30.6)	—
Non-cash hedging gains[(e) (g)]	(86.1)	(46.8)	(80.2)	(40.9)
Charges related to termination of derivatives	17.9	9.1	17.8	9.0
Purchase accounting[(f)]	8.9	(1.6)	8.5	(2.0)
Insurance proceeds applied to depreciation expense	(6.8)	(6.8)	—	—
Other items, net[(h)]	40.6	70.7	18.5	48.6
Adjusted EBITDA	**98.3**	**190.8**	**68.7**	**161.2**

(a) Prior to the Joint Venture Transaction at August 31, 2009 our reported Adjusted EBITDA includes 50% of the net income of Gramercy and St. Ann, based on transfer prices that are generally in excess of the actual costs incurred by the joint venture operations. To reflect the underlying economics of the vertically integrated upstream business, this adjustment eliminates depreciation and amortization, interest and tax components of equity.

(b) Our New Madrid smelter and rolling mills use the LIFO method of inventory accounting for financial reporting and tax purposes. This adjustment restates pre-tax income to the FIFO method by eliminating LIFO expenses related to inventory held at the New Madrid smelter and rolling mills. Inventories at St. Ann and Gramercy are stated at lower of weighted average cost or market, and are not subject to the LIFO adjustment.

(c) Reflects adjustments to reduce inventory to the lower of cost (adjusted for purchase accounting) or market value.

(d) Represents the portion of the insurance settlement used for claim-related capital expenditures.

Non-GAAP Measure: Adjusted EBITDA (Cont’d) 26

[e] We use derivative financial instruments to mitigate effects of fluctuations in aluminum and natural gas prices. This adjustment eliminates the non-cash gains and losses resulting from fair market value changes of aluminum swaps, but does not affect the following cash settlements (received)/ paid (in millions):

	Twelve months ended December 31, 2009	Last twelve months ended September 30, 2010	Nine months ended September 30, 2009	Nine months ended September 30, 2010	Three months ended September 30, 2009	Three months ended September 30, 2010
	$	$	$	$	$	$
Aluminum swaps—fixed-price	(93.1)	(42.3)	(75.0)	(24.2)	(18.9)	—
Aluminum swaps—variable-price	23.8	0.8	22.2	(0.8)	3.2	(0.5)
Natural gas swaps	31.8	23.8	24.3	16.3	8.9	5.9
Interest rate swaps	11.9	12.8	4.7	5.6	—	—
Total	(25.6)	(4.9)	(23.8)	(3.1)	(6.8)	5.4

This table reflects cash settlements net of early termination discounts totaling $17.9 million in 2009 and $4.1 million to date in 2010.

[f] Represents the impact from inventory step-ups and other adjustments arising from adjusting assets acquired and liabilities assumed in the Joint Venture Transaction to their fair values.

[g] During third quarter 2010, we revised our previous interpretation of the definition of non-cash hedge gains in the credit agreement governing our senior secured credit facilities and the indentures governing our notes. We believe the revised interpretation is more consistent with the spirit of those agreements as they pertain to non-cash items. As such, we excluded from the calculation of Adjusted EBITDA cash gains from hedge monetization of $23.3 million and $30.9 million for the three and nine months ended September 30, 2010, respectively. The exclusion of this gain would not have caused us to fall us below the required thresholds of restrictive covenants as of June 30, 2010.

[h] Other items, net, consist of the following (in millions):

	Twelve months ended December 31, 2009	Last twelve months ended September 30, 2010	Nine months ended September 30, 2009	Nine months ended September 30, 2010	Three months ended September 30, 2009	Three months ended September 30, 2010
	$	$	$	$	$	$
Sponsor fees	2.0	14.0	1.5	13.5	0.5	—
Pension expense-non cash portion	8.1	8.0	6.0	5.9	2.3	1.3
Employee compensation items	1.8	4.9	1.4	4.5	0.4	0.2
Loss on disposal of property, plant and equipment	7.3	5.5	5.2	3.4	3.5	1.5
Interest rate swap	11.9	12.8	4.7	5.6	—	—
Consulting and non-recurring fees	5.6	7.3	3.7	5.4	1.0	0.2
Restructuring	(0.2)	7.9	—	8.1	—	0.3
Other	4.1	3.6	2.7	2.2	1.3	0.9
Total	40.6	64.0	25.2	48.6	9.0	4.4

APPENDICES

27

28